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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)    December 16, 2002
                                                  ------------------------------


                      New South Motor Vehicle Trust 2002-A
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             (Exact Name of Registrant as Specified in its Charter)

                                common law trust
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                 (State or Other Jurisdiction of Incorporation)

          333-72708-01                                    Applied for
----------------------------------              --------------------------------
     (Commission File Number)                          (Registrant's I.R.S.
                                                   Employer Identification No.)


c/o New South Federal Savings Bank, as Servicer,
            1900 Crestwood Boulevard
                 Birmingham, AL                               35210
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (205) 951-4000
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              (Registrant's Telephone Number, Including Area Code)


                    1 Bank One Plaza, Chicago, Illinois 60670
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

        Use of Proceeds

        On November 26, 2002, New South Motor Vehicle Trust 2002-A (the "Issuer"), commenced an offering of U.S.$35,000,000 Class A-1 1.44% Asset Backed Notes due December 15, 2003 (the "Class A-1 Notes"), U.S.$45,400,000 Class A-2 1.94% Asset Backed Notes due December 15, 2005 (the "Class A-2 Notes") and U.S.$56,951,213 Class A-3 3.03% Asset Backed Notes due November 15, 2010 (the "Class A-3 Notes", and together with the Class A-1 Notes and Class A-2 Notes, the "Notes") described in a Prospectus Supplement dated November 18, 2002 to Prospectus dated November 18, 2002.

        The public offering was made under the registration statement (the "Registration Statement") on Form S-3 filed with the Securities and Exchange Commission by Bond Securitization, L.L.C (the "Depositor"), which became effective on December 18, 2001 and was assigned commission file number 333-72708. The aggregate amount registered under the Registration Statement was $1,730,125,523. The Issuer was assigned commission file number 333-72708-01.

        The public offering terminated on November 26, 2002 upon the sale of the all of the Notes. The underwriter of the Notes was Banc One Capital Markets, Inc., which is an affiliate of the Depositor. A total of $35,000,000 of Class A-1 Notes were registered and sold, with a total price to the public of $35,000,000; a total of $45,400,000 of Class A-2 Notes were registered and sold with a total price to the public of $45,399,046.60; and a total of $56,951,213 of Class A-3 Notes were registered and sold, with a total price to the public of $56,938,461.62.

        During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $343,378.03. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are $136,994,130.19. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $797,378 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $136,196,752.19. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

        The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used (a) to purchase motor vehicle installment sales contracts ("Receivables") from New South Federal Savings Bank (the "Originator"), which is an affiliate of the Issuer, (b) to make a deposit to a capitalized interest account in the amount of $38,150.40 and
(c) to make a deposit to a prefunding account in the amount of approximately $10,000,000, which amount is expected to be used to purchase additional Receivables from the Originator after the issuance date of the Notes. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

        December 16, 2002 Distributions

        On December 16, 2002, a distribution was made to the holders of the Notes. The Issuer is filing a copy of the Servicer's Certificate with respect to the November 2002 Monthly Period and a copy of the Monthly Noteholder Statement with respect to the December 16, 2002 distributions.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

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Exhibit
  No.      Document Description
-------    --------------------

99.1                 Servicer's Certificate with respect to November 2002
                     Monthly Period
99.2 Monthly Noteholder Statement, with respect to December 16, 2002 distributions.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 31, 2002                                 NEW SOUTH MOTOR VEHICLE
                                                   TRUST 2002-A

                                                  By: NEW SOUTH FEDERAL SAVINGS
                                                      BANK, as Servicer

                                                  By: /s/ Michael D. Anderson
                                                      --------------------------
                                                  Name: Michael D. Anderson
                                                        ------------------------
                                                  Title: Vice President
                                                         -----------------------

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                                INDEX TO EXHIBITS

Exhibit
  No.           Document Description
-------         --------------------

Exhibit 99.1    Servicer's Certificate with respect to November 2002 Monthly
                Period
Exhibit 99.2 Monthly Noteholder Statement, with respect to December 16, 2002 distributions.